As filed with the Securities and Exchange Commission on April 29, 2015.

Registration No. 333-202258

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

to

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Tallgrass Energy GP, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	4922	47-3159268
(State or other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

(913) 928-6060

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

George E. Rider

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

(913) 928-6060

(Address, including zip code, and telephone number, including area code, of Agent for service)

Copies to:

Mollie H. Duckworth Joshua Davidson Baker Botts L.L.P. 98 San Jacinto Blvd., Suite 1500 Austin, Texas 78701 (512) 322-2500	Sarah K. Morgan David Palmer Oelman Vinson & Elkins L.L.P. First City Tower 1001 Fannin, Suite 2500 Houston, Texas 77002-6760 (713) 758-2222

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

Explanatory Note

This Amendment No. 4 is being filed solely for the purpose of filing an exhibit to the Registration Statement on Form S-1 (File No. 333-202258) and no changes or additions are being made hereby to the preliminary prospectus which forms a part of the Registration Statement or to Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15 and 17 of Part II of the Registration Statement have been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN THE REGISTRATION STATEMENT

Item 16.	Exhibits.

The following documents are filed as exhibits to this registration statement.

Exhibit Number		Description

1.1**	—	Form of Underwriting Agreement.

3.1**	—	Certificate of Limited Partnership of Tallgrass Energy GP, LP, dated February 10, 2015.

3.2**	—	Form of Amended and Restated Limited Partnership Agreement of Tallgrass Energy GP, LP (included as Appendix A in the prospectus included in this Registration Statement).

3.3**	—	Certificate of Formation of TEGP Management, LLC, dated February 10, 2015.

3.4**	—	Form of Amended and Restated Limited Liability Company Agreement of TEGP Management, LLC.

3.5**	—	Certificate of Formation of Tallgrass GP Holdings, LLC, dated March 28, 2013 (now known as Tallgrass Equity, LLC).

3.6**	—	Certificate of Amendment to Certificate of Formation of Tallgrass GP Holdings, LLC, dated February 20, 2015 (now known as Tallgrass Equity, LLC).

3.7**	—	Form of Second Amended and Restated Limited Liability Company Agreement of Tallgrass Equity, LLC.

3.8	—	Certificate of Limited Partnership of Tallgrass Energy Partners, LP, dated as of February 6, 2013 (incorporated by reference to Exhibit 3.1 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.9	—	Certificate of Amendment to Certificate of Limited Partnership of Tallgrass Energy Partners, LP, dated as of February 7, 2013 (incorporated by reference to Exhibit 3.2 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.10	—	Amended and Restated Agreement of Limited Partnership of Tallgrass Energy Partners, LP, dated as of May 17, 2013 (incorporated by reference to Exhibit 3.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

3.11	—	Certificate of Formation of Tallgrass MLP GP, LLC, dated as of February 6, 2013 (incorporated by reference to Exhibit 3.4 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.12	—	Second Amended and Restated Limited Liability Company Agreement of Tallgrass MLP GP, LLC dated May 17, 2013 (incorporated by reference to Exhibit 3.4 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

3.13	—	Amendment No. 1, dated February 19, 2015, to Second Amended and Restated Limited Liability Company Agreement of Tallgrass MLP GP, LLC, dated May 17, 2013 (incorporated by reference to Exhibit 3.8 to Tallgrass Energy Partners Annual Report on Form 10-K filed February 19, 2015).

4.1**	—	Specimen certificate representing Class A Shares.

4.2**	—	Form of Registration Rights Agreement.

5.1**	—	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered.

Exhibit Number		Description

8.1*	—	Opinion of Baker Botts L.L.P. relating to tax matters.

10.1**	—	Form of Omnibus Agreement.

10.2**	—	Form of Tallgrass Equity Credit Agreement.

10.3**	—	Form of TEGP Management, LLC Long-Term Incentive Plan.

10.4**	—	Form of Distribution, Assignment and Assumption Agreement (Interest in Tallgrass Energy GP, LP).

10.5**	—	Form of Tallgrass Equity Unit Issuance Agreement.

10.6**	—	Form of Conveyance Agreement (Common Units of Tallgrass Energy Partners, LP).

10.7	—	Amended and Restated Employment Agreement between Tallgrass Management, LLC, Tallgrass Development GP, LLC, Tallgrass GP Holdings, LLC, Tallgrass MLP GP, LLC and David G. Dehaemers, Jr. (incorporated by reference to Exhibit 10.5 to Amendment No. 2 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed April 18, 2013).

10.8	—	Purchase and Sale Agreement between Kinder Morgan Interstate Gas Transmission LLC and Kinder Morgan Pony Express Pipeline LLC (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed April 8, 2013).

10.9	—	Contribution, Conveyance and Assumption Agreement, dated May 17, 2013, by and among Tallgrass Energy Partners, LP, Tallgrass MLP GP, LLC, Tallgrass Development, LP, Tallgrass Development GP, LLC, Tallgrass GP Holdings, LLC, Tallgrass Operations, LLC, Tallgrass Interstate Gas Transmission, LLC, Tallgrass Midstream, LLC and Tallgrass MLP Operations, LLC (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

10.10	—	Omnibus Agreement, dated May 17, 2013, by and among Tallgrass Development, LP, Tallgrass Energy Partners, LP, Tallgrass MLP GP, LLC and Tallgrass Development GP, LLC (incorporated by reference to Exhibit 10.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

10.11	—	Revolving Credit Agreement, dated May 17, 2013, by and among Tallgrass Energy Partners, LP, Barclays Bank PLC, as administrative agent, and a syndicate of lenders named therein (incorporated by reference to Exhibit 10.3 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

10.12	—	Tallgrass MLP GP, LLC Long-Term Incentive Plan (incorporated by reference to Exhibit 10.4 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

10.13	—	Contribution and Sale Agreement, dated as of April 1, 2014, by and among Tallgrass Energy Partners, LP, Tallgrass Development, LP and Tallgrass Operations, LLC (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed April 2, 2014).

10.14	—	Amendment No. 1, dated as of June 25, 2014, to the Revolving Credit Agreement by and among Tallgrass Energy Partners, LP, Barclays Bank PLC, as administrative agent, and a syndicate of lenders named therein (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed June 30, 2014).

10.15	—	Contribution and Transfer Agreement, dated as of September 1, 2014, by and among Tallgrass Energy Partners, LP, Tallgrass Development, LP, Tallgrass Pony Express Pipeline, LLC and Tallgrass Operations, LLC (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed September 8, 2014).

Exhibit Number		Description

10.16	—	Second Amended and Restated Limited Liability Company Agreement of Tallgrass Pony Express Pipeline, LLC, dated as of September 1, 2014, by and among Tallgrass Pony Express Pipeline, LLC, Tallgrass Operations, LLC, and Tallgrass PXP Holdings, LLC (incorporated by reference to Exhibit 10.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed September 8, 2014).

10.17	—	Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of Tallgrass Pony Express Pipeline, LLC, dated as of September 29, 2014, by and among Tallgrass Pony Express Pipeline, LLC, Tallgrass Operations, LLC, and Tallgrass PXP Holdings, LLC (incorporated by reference to Exhibit 10.3 to Tallgrass Energy Partners, LP’s Quarterly Report on Form 10-Q filed October 30, 2014).

10.18	—	Purchase and Sale Agreement, dated as of March 1, 2015, by and among Tallgrass Energy Partners, LP, Tallgrass Development, LP and Tallgrass Operations, LLC (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed March 2, 2015).

10.19	—	Third Amended and Restated Limited Liability Company Agreement of Tallgrass Pony Express Pipeline, LLC, dated as of March 1, 2015, by and among Tallgrass Pony Express Pipeline, LLC, Tallgrass Operations, LLC, and Tallgrass PXP Holdings, LLC (incorporated by reference to Exhibit 10.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed March 2, 2015).

21.1**	—	List of Subsidiaries of Tallgrass Energy GP, LP.

23.1**	—	Consent of PricewaterhouseCoopers LLP.

23.3**	—	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1).

23.4*	—	Consent of Baker Botts L.L.P. (contained in Exhibit 8.1).

24.1**	—	Power of Attorney (included on the signature page of this registration statement).

*	Filed herewith.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Leawood, State of Kansas, on April 29, 2015.

Tallgrass Energy GP, LP

By:	TEGP Management, LLC,
its general partner

By:	/s/ George E. Rider
George E. Rider
Executive Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and the dates indicated.

Name	Title	Date

* David G. Dehaemers, Jr.	Director, President and Chief Executive Officer (Principal Executive Officer)	April 29, 2015

* Gary J. Brauchle	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 29, 2015

* Gary D. Watkins	Vice President and Chief Accounting Officer (Principal Accounting Officer)	April 29, 2015

* Frank J. Loverro	Director	April 29, 2015

* Stanley de J. Osborne	Director	April 29, 2015

* Jeffrey A. Ball	Director	April 29, 2015

* John T. Raymond	Director	April 29, 2015

* William R. Moler	Director	April 29, 2015

By:	/s/ George E. Rider
George E. Rider
Attorney-in-fact

EXHIBIT INDEX

The following documents are filed as exhibits to this registration statement.

Exhibit Number		Description

1.1**	—	Form of Underwriting Agreement.

3.1**	—	Certificate of Limited Partnership of Tallgrass Energy GP, LP, dated February 10, 2015.

3.2**	—	Form of Amended and Restated Limited Partnership Agreement of Tallgrass Energy GP, LP (included as Appendix A in the prospectus included in this Registration Statement).

3.3**	—	Certificate of Formation of TEGP Management, LLC, dated February 10, 2015.

3.4**	—	Form of Amended and Restated Limited Liability Company Agreement of TEGP Management, LLC.

3.5**	—	Certificate of Formation of Tallgrass GP Holdings, LLC, dated March 28, 2013 (now known as Tallgrass Equity, LLC).

3.6**	—	Certificate of Amendment to Certificate of Formation of Tallgrass GP Holdings, LLC, dated February 20, 2015 (now known as Tallgrass Equity, LLC).

3.7**	—	Form of Second Amended and Restated Limited Liability Company Agreement of Tallgrass Equity, LLC.

3.8	—	Certificate of Limited Partnership of Tallgrass Energy Partners, LP, dated as of February 6, 2013 (incorporated by reference to Exhibit 3.1 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.9	—	Certificate of Amendment to Certificate of Limited Partnership of Tallgrass Energy Partners, LP, dated as of February 7, 2013 (incorporated by reference to Exhibit 3.2 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.10	—	Amended and Restated Agreement of Limited Partnership of Tallgrass Energy Partners, LP, dated as of May 17, 2013 (incorporated by reference to Exhibit 3.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

3.11	—	Certificate of Formation of Tallgrass MLP GP, LLC, dated as of February 6, 2013 (incorporated by reference to Exhibit 3.4 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.12	—	Second Amended and Restated Limited Liability Company Agreement of Tallgrass MLP GP, LLC dated May 17, 2013 (incorporated by reference to Exhibit 3.4 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

3.13	—	Amendment No. 1, dated February 19, 2015, to Second Amended and Restated Limited Liability Company Agreement of Tallgrass MLP GP, LLC, dated May 17, 2013 (incorporated by reference to Exhibit 3.8 to Tallgrass Energy Partners Annual Report on Form 10-K filed February 19, 2015).

4.1**	—	Specimen certificate representing Class A Shares.

4.2**	—	Form of Registration Rights Agreement.

5.1**	—	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered.

8.1*	—	Opinion of Baker Botts L.L.P. relating to tax matters.

10.1**	—	Form of Omnibus Agreement.

10.2**	—	Form of Tallgrass Equity Credit Agreement.

Exhibit Number			Description

10.3	**	—	Form of TEGP Management, LLC Long-Term Incentive Plan.

10.4	**	—	Form of Distribution, Assignment and Assumption Agreement (Interest in Tallgrass Energy GP, LP).

10.5	**	—	Form of Tallgrass Equity Unit Issuance Agreement.

10.6	**	—	Form of Conveyance Agreement (Common Units of Tallgrass Energy Partners, LP).

10.7		—	Amended and Restated Employment Agreement between Tallgrass Management, LLC, Tallgrass Development GP, LLC, Tallgrass GP Holdings, LLC, Tallgrass MLP GP, LLC and David G. Dehaemers, Jr. (incorporated by reference to Exhibit 10.5 to Amendment No. 2 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed April 18, 2013).

10.8		—	Purchase and Sale Agreement between Kinder Morgan Interstate Gas Transmission LLC and Kinder Morgan Pony Express Pipeline LLC (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed April 8, 2013).

10.9		—	Contribution, Conveyance and Assumption Agreement, dated May 17, 2013, by and among Tallgrass Energy Partners, LP, Tallgrass MLP GP, LLC, Tallgrass Development, LP, Tallgrass Development GP, LLC, Tallgrass GP Holdings, LLC, Tallgrass Operations, LLC, Tallgrass Interstate Gas Transmission, LLC, Tallgrass Midstream, LLC and Tallgrass MLP Operations, LLC (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

10.10		—	Omnibus Agreement, dated May 17, 2013, by and among Tallgrass Development, LP, Tallgrass Energy Partners, LP, Tallgrass MLP GP, LLC and Tallgrass Development GP, LLC (incorporated by reference to Exhibit 10.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

10.11		—	Revolving Credit Agreement, dated May 17, 2013, by and among Tallgrass Energy Partners, LP, Barclays Bank PLC, as administrative agent, and a syndicate of lenders named therein (incorporated by reference to Exhibit 10.3 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

10.12		—	Tallgrass MLP GP, LLC Long-Term Incentive Plan (incorporated by reference to Exhibit 10.4 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

10.13		—	Contribution and Sale Agreement, dated as of April 1, 2014, by and among Tallgrass Energy Partners, LP, Tallgrass Development, LP and Tallgrass Operations, LLC (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed April 2, 2014).

10.14		—	Amendment No. 1, dated as of June 25, 2014, to the Revolving Credit Agreement by and among Tallgrass Energy Partners, LP, Barclays Bank PLC, as administrative agent, and a syndicate of lenders named therein (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed June 30, 2014).

10.15		—	Contribution and Transfer Agreement, dated as of September 1, 2014, by and among Tallgrass Energy Partners, LP, Tallgrass Development, LP, Tallgrass Pony Express Pipeline, LLC and Tallgrass Operations, LLC (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed September 8, 2014).

10.16		—	Second Amended and Restated Limited Liability Company Agreement of Tallgrass Pony Express Pipeline, LLC, dated as of September 1, 2014, by and among Tallgrass Pony Express Pipeline, LLC, Tallgrass Operations, LLC, and Tallgrass PXP Holdings, LLC (incorporated by reference to Exhibit 10.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed September 8, 2014).

Exhibit Number		Description

10.17	—	Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of Tallgrass Pony Express Pipeline, LLC, dated as of September 29, 2014, by and among Tallgrass Pony Express Pipeline, LLC, Tallgrass Operations, LLC, and Tallgrass PXP Holdings, LLC (incorporated by reference to Exhibit 10.3 to Tallgrass Energy Partners, LP’s Quarterly Report on Form 10-Q filed October 30, 2014).

10.18	—	Purchase and Sale Agreement, dated as of March 1, 2015, by and among Tallgrass Energy Partners, LP, Tallgrass Development, LP and Tallgrass Operations, LLC (incorporated by reference to Exhibit 10.1 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed March 2, 2015).

10.19	—	Third Amended and Restated Limited Liability Company Agreement of Tallgrass Pony Express Pipeline, LLC, dated as of March 1, 2015, by and among Tallgrass Pony Express Pipeline, LLC, Tallgrass Operations, LLC, and Tallgrass PXP Holdings, LLC (incorporated by reference to Exhibit 10.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed March 2, 2015).

21.1**	—	List of Subsidiaries of Tallgrass Energy GP, LP.

23.1**	—	Consent of PricewaterhouseCoopers LLP.

23.3**	—	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1).

23.4*	—	Consent of Baker Botts L.L.P. (contained in Exhibit 8.1).

24.1**	—	Power of Attorney (included on the signature page of this registration statement).

*	Filed herewith.
**	Previously filed.